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Exhibit 10.6

From:

Citibank, N.A.

Confirmations Unit

390 Greenwich Street – 5th Floor

New York, NY 10013 USA

LEI: E57ODZWZ7FF32TWEFA76

To:

Advanced Energy Industries, Inc.

Date	: April 9, 2020

Our Reference	: C47419468000

RATE SWAP TRANSACTION CONFIRMATION

Dear Sir or Madam,

The purpose of this agreement (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 2006 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of and is subject to the ISDA 2002 Master Agreement dated as of April 7, 2020, as amended and supplemented from time to time (the "Agreement"), between Citibank, N.A. ("Party A") and Advanced Energy Industries, Inc. ("Party B"). All provisions contained in or incorporated by reference in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Trade Date	: 7 April 2020

Effective Date	: 9 April 2020

Termination Date	: 10 September 2024, subject to adjustment in accordance with Modified Following Business Day Convention

Fixed Amount

Fixed Rate Payer	: Party B

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Deal No: 83814443, Deal Alias: C47419468000, ID: 29699917(1-1)

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Fixed Rate Payer Notional Amount	: As set forth in Exhibit I, which is attached hereto and incorporated by reference into this Confirmation

Fixed Rate Initial Calculation Period	: From the Effective Date till 30 April 2020

Fixed Rate Payer Payment Dates	: The last day of each month, commencing on 30 April 2020 and ending on the Termination Date, subject to adjustment in accordance with Modified Following Business Day Convention.

Fixed Rate	: 0.5440000 percent

Fixed Rate Payer Fixed Rate Day
Count Fraction	: Actual/360

Business Days	: New York and London

Floating Amounts

Floating Rate Payer	: Party A

Floating Rate Payer Notional Amount	: As set forth in Exhibit I, which is attached hereto and incorporated by reference into this Confirmation

Floating Rate Payer Payment Dates	: The last day of each month, commencing on 30 April 2020 and ending on the Termination Date, subject to adjustment in accordance with Modified Following Business Day Convention.

Floating Rate Initial Calculation Period	: From the Effective Date till 30 April 2020

Floating Rate for initial Calculation
Period (excluding Spread)	: 0.8635 percent (net)

Relevant Rate:	: USD-LIBOR-BBA

Designated Maturity	: 1 month

Spread	: None

Reset Dates	: The first day of each Calculation Period

Floating Rate Payer Day Count Fraction	: Actual/360

Compounding	: Inapplicable

Business Days	: New York and London

Calculation Agent	: Party A or as otherwise specified in the Agreement

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Deal No: 83814443, Deal Alias: C47419468000, ID: 29699917(1-1)

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Office(s):

The office of Party A for the Swap Transaction is New York

Account Details:

In USD

Citibank, N.A	: As per Standard Settlement Instruction, or as otherwise advised separately.

Advanced Energy Industries, Inc.	: As per Standard Settlement Instruction, or as otherwise advised separately.

Please confirm that the forgoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via email to:

Citibank, N.A.

nyfiderivconfirms@citi.com

Please direct all settlement inquiries to:

Citibank, N.A.

otcderivfisetts.nam@citi.com

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Deal No: 83814443, Deal Alias: C47419468000, ID: 29699917(1-1)

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Citibank, N.A.

By:	/s/ Don Merritt

Name	Merritt, Donald
Title	Vice President

Advanced Energy Industries, Inc.

By:	/s/ Chris Hanson

Name	Chris Hanson
Title	VP Treasurer

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Deal No: 83814443, Deal Alias: C47419468000, ID: 29699917(1-1)

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EXHIBIT I

For the Calculation Periods		Notional Amount (USD)
From and Including*	To but Excluding*
The Effective Date	30-Apr-20	143,171,875
30-Apr-20	31-May-20	143,171,875
31-May-20	30-Jun-20	143,171,875
30-Jun-20	31-Jul-20	140,984,375
31-Jul-20	31-Aug-20	140,984,375
31-Aug-20	30-Sep-20	140,984,375
30-Sep-20	31-Oct-20	138,796,875
31-Oct-20	30-Nov-20	138,796,875
30-Nov-20	31-Dec-20	138,796,875
31-Dec-20	31-Jan-21	136,609,375
31-Jan-21	28-Feb-21	136,609,375
28-Feb-21	31-Mar-21	136,609,375
31-Mar-21	30-Apr-21	134,421,875
30-Apr-21	31-May-21	134,421,875
31-May-21	30-Jun-21	134,421,875
30-Jun-21	31-Jul-21	132,234,375
31-Jul-21	31-Aug-21	132,234,375
31-Aug-21	30-Sep-21	132,234,375
30-Sep-21	31-Oct-21	130,046,875
31-Oct-21	30-Nov-21	130,046,875
30-Nov-21	31-Dec-21	130,046,875
31-Dec-21	31-Jan-22	127,859,375
31-Jan-22	28-Feb-22	127,859,375
28-Feb-22	31-Mar-22	127,859,375
31-Mar-22	30-Apr-22	125,671,875
30-Apr-22	31-May-22	125,671,875

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Deal No: 83814443, Deal Alias: C47419468000, ID: 29699917(1-1)

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31-May-22	30-Jun-22	125,671,875
30-Jun-22	31-Jul-22	123,484,375
31-Jul-22	31-Aug-22	123,484,375
31-Aug-22	30-Sep-22	123,484,375
30-Sep-22	31-Oct-22	121,296,875
31-Oct-22	30-Nov-22	121,296,875
30-Nov-22	31-Dec-22	121,296,875
31-Dec-22	31-Jan-23	119,109,375
31-Jan-23	28-Feb-23	119,109,375
28-Feb-23	31-Mar-23	119,109,375
31-Mar-23	30-Apr-23	116,921,875
30-Apr-23	31-May-23	116,921,875
31-May-23	30-Jun-23	116,921,875
30-Jun-23	31-Jul-23	114,734,375
31-Jul-23	31-Aug-23	114,734,375
31-Aug-23	30-Sep-23	114,734,375
30-Sep-23	31-Oct-23	112,546,875
31-Oct-23	30-Nov-23	112,546,875
30-Nov-23	31-Dec-23	112,546,875
31-Dec-23	31-Jan-24	110,359,375
31-Jan-24	29-Feb-24	110,359,375
29-Feb-24	31-Mar-24	110,359,375
31-Mar-24	30-Apr-24	108,171,875
30-Apr-24	31-May-24	108,171,875
31-May-24	30-Jun-24	108,171,875
30-Jun-24	31-Jul-24	105,984,375
31-Jul-24	31-Aug-24	105,984,375
31-Aug-24	The Termination Date	105,984,375

* All dates listed above, with the exception of the Effective Date, are subject to adjustment in accordance with the Modified Following Business Day Convention.

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Deal No: 83814443, Deal Alias: C47419468000, ID: 29699917(1-1)